Innovator Equity Autocallable Income Strategy ETF
Schedule of Investments
January 31, 2026 (Unaudited)

U.S. TREASURY BILLS - 105.5%	Par	Value
3.59%, 02/24/2026 (a)(b)	$20,082,000	$20,037,595
TOTAL U.S. TREASURY BILLS (Cost $20,036,102)		20,037,595

TOTAL INVESTMENTS - 105.5% (Cost $20,036,102)		20,037,595
Money Market Deposit Account - 1.5% (c)		276,538
Liabilities in Excess of Other Assets - (7.0)%		(1,322,720)
		$18,991,413

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	The rate shown is the annualized yield as of January 31, 2026.
(b)	All or a portion of the security has been pledged as collateral for swap contracts.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2026 was 3.45%.

Innovator Equity Autocallable Income Strategy ETF
Schedule of Interest Rate Swap Contracts
January 31, 2026

Reference Entity	Long/Short	Fixed Rate Received	Floating Rate Index - Paid	Payment Frequency	Maturity Date	Notional Amount	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Alphabet, Inc.	Long	12.25%	SOFR	Monthly	11/1/2028	$2,000,000	$72,275	$7,838
Amazon.com, Inc.	Long	11.35%	SOFR	Monthly	12/1/2028	2,000,000	(1,170)	(886)
Apple, Inc.	Long	9.12%	SOFR	Monthly	10/2/2028	2,000,000	18,372	(16,910)
Berkshire Hathaway, Inc.	Long	5.95%	SOFR	Monthly	12/1/2028	2,000,000	14,524	(28,403)
Broadcom, Inc.	Long	18.80%	SOFR	Monthly	11/1/2028	2,000,000	(4,493)	(60,525)
Meta Platforms, Inc.	Long	13.11%	SOFR	Monthly	10/2/2028	2,000,000	(13,183)	86,776
Microsoft Corp.	Long	8.56%	SOFR	Monthly	12/1/2028	2,000,000	900	(137,711)
Nvidia Corp.	Long	17.05%	SOFR	Monthly	12/1/2028	2,000,000	3,843	(3,518)
Oracle Corp.	Long	20.88%	SOFR	Monthly	11/1/2028	2,000,000	(30,065)	(416,440)
Tesla, Inc.	Long	26.12%	SOFR	Monthly	10/2/2028	2,000,000	965	29,292
Total Swaps							$61,968	$(540,487)

Goldman Sachs is the counterparty for the swaps in the Fund.
SOFR - Secured Overnight Borrowing Rate

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Innovator Equity Autocallable Income Strategy ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Bills	$–	$20,037,595	$–	$20,037,595
Total Investments	$–	$20,037,595	$–	$20,037,595

Other Financial Instruments:
Interest Rate Swaps*	$–	$123,906	$–	$123,906
Total Other Financial Instruments	$–	$123,906	$–	$123,906

Liabilities:
Other Financial Instruments:
Interest Rate Swaps*	$–	$(664,393)	$–	$(664,393)
Total Other Financial Instruments	$–	$(664,393)	$–	$(664,393)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of January 31, 2026.

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings as of January 31, 2026 (% of Net Assets)

U.S. Treasury Bills	$20,037,595	105.5%
Money Market Deposit Account	276,538	1.5
Liabilities in Excess of Other Assets	(1,322,720)	(7.0)
	$18,991,413	100.0%